UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2009 (February 25, 2009)

ABBOTT MEDICAL OPTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31257	33-0986820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 E. St. Andrew Place Santa Ana, CA		92705
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (714) 247-8200

Advanced Medical Optics, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement.

Abbott Medical Optics Inc., a Delaware corporation (formerly Advanced Medical Optics, Inc.) (the “Company”), and U.S. Bank National Association, as trustee (“U.S. Bank”), are parties to (i) an Indenture, dated as of July 18, 2005 (the “1.375% Indenture”), governing the Company’s $105,000,000 aggregate outstanding principal amount of 1.375% convertible senior subordinated notes due 2025 (the “1.375% Notes”), (ii) an Indenture, dated as of June 22, 2004 (the “2.50% Indenture”), governing the Company’s $189,105,000 aggregate outstanding principal amount of 2.50% convertible senior subordinated notes due 2024 (the “2.50% Notes”), and (iii) an Indenture, dated as of June 13, 2006, as supplemented by the supplemental indenture, dated as of August 15, 2006, (the “3.25% Indenture” and together with 1.375% Indenture and the 2.50% Indenture, the “Convertible Indentures”) governing the Company’s $330,015,000 aggregate outstanding principal amount of 3.25% convertible senior subordinated notes due 2026 (the “3.25% Notes” and together with the 1.375% Notes and the 2.50% Notes, the “Convertible Notes”). On February 26, 2009, the Company and U.S. Bank entered into supplemental indentures to amend the Convertible Indentures in order to set forth the conversion values for the Convertible Notes. As set forth in the respective supplemental indentures, each Convertible Note that is converted from and after the effective date of the Merger (as defined below) is convertible solely into cash (without interest) at the following fixed conversion values:

•	$462.1848 for each $1,000 principal amount of the 1.375% Notes;

•	$1,000 for each $1,000 principal amount of the 2.50% Notes; and

•	$369.0962 for each $1,000 principal amount of the 3.25% Notes.

Copies of the supplemental indentures for the 1.375% Notes, the 2.50% Notes and the 3.25% Notes are attached hereto as Exhibits 4.1, 4.2 and 4.3, respectively, and are incorporated herein by reference. The foregoing description of such supplemental indentures does not purport to be complete and is qualified in its entirety by reference to the full text of the supplemental indentures.

ITEM 2.01.	Completion of Acquisition or Disposition of Assets.

As previously disclosed, on February 25, 2009, Abbott Laboratories, an Illinois corporation (“Abbott”) announced that the offer (the “Offer”) by Rainforest Acquisition Inc., a Delaware corporation (the “Purchaser”) and a wholly owned subsidiary of Abbott, to purchase all of the outstanding shares of common stock, par value $0.01 per share of the Company (the “Common Stock”), and the associated preferred stock purchase rights issued in connection with the Rights Agreement, dated June 24, 2002, by and between the Company and Mellon Investor Services, LLC (together with the Common Stock, the “Shares”), of the Company at a price of $22.00 per Share, net to the seller in cash (without interest and subject to any required withholding taxes) had expired at 12:00 midnight, New York City time, on February 24, 2009 (the “Expiration Date”) and that the depositary for the Offer had advised Abbott that approximately 56,395,914 Shares had been validly tendered in the Offer (including approximately 6,657,258 Shares subject to guaranteed delivery procedures). These Shares, together with the Shares beneficially owned by Abbott and its wholly owned subsidiaries, represented approximately 93.5% of the outstanding Shares, or approximately 83.1% on a fully diluted basis. All Shares that were validly tendered in the Offer and not properly withdrawn were accepted for payment.

The Offer was made pursuant to the agreement and plan of merger, dated as of January 11, 2009 (as amended, the “Merger Agreement”), by and among Abbott, the Purchaser and the Company. Under the terms of the Offer, tendering stockholders of the Company who used guaranteed delivery procedures had three trading days after the Expiration Date to complete delivery of their Shares. Rather than wait for completion of such delivery procedures, on February 26, 2009, in accordance with the terms of the Merger Agreement, the Purchaser exercised its option (the “Top-Up Option”) to purchase directly from the Company a number of newly-issued Shares sufficient to give the Purchaser ownership of more than 90% of the outstanding Shares at a price of $22.00 per Share, the same amount paid for each Share tendered and accepted for payment by the Purchaser pursuant to the Offer. On February 26, 2009, Abbott effected a “short-form” merger, pursuant to which the Purchaser merged with and into the Company (the “Merger”) in accordance with the terms of the Merger Agreement and the General Corporation Law of the State of Delaware (the “DGCL”), with the Company continuing as the surviving corporation and a wholly owned subsidiary of Abbott. Pursuant to the Merger Agreement, at the effective time of the Merger, each Share issued and outstanding immediately prior to the effective time of the Merger (other than Shares owned by the Company, Abbott, the Purchaser or any of their respective subsidiaries and Shares held by dissenting stockholders who properly exercise appraisal rights under the DGCL were converted into the right to receive $22.00 per Share in cash (without interest and subject to any required withholding taxes) (the “Merger Consideration”).

Upon the effectiveness of the Merger, Advanced Medical Optics, Inc. was renamed Abbott Medical Optics Inc.

The total cost to acquire all outstanding Shares pursuant to the Offer and the Merger was approximately $1.3 billion. In addition, at the time of the acquisition, the Company had approximately $1.5 billion of debt, which included the Convertible Notes that will remain outstanding. Abbott funded the acquisition through cash on hand.

The description of the Merger Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed by the Company as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on January 13, 2009 and is incorporated herein by reference.

ITEM 2.04.	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

Pursuant to the terms of the Convertible Indentures, a “fundamental change” occurred on February 25, 2009 in connection with the acquisition of the Shares pursuant to the Offer. Accordingly, in accordance with the terms of the notice of anticipated fundamental change and merger previously delivered by the Company to the holders of the Convertible Notes and the terms and conditions of the Convertible Indentures, the 1.375% Notes and the 3.25% Notes may be converted into cash based on the applicable conversion value set forth above through March 12, 2009, and the 2.50% Notes may be converted into cash based on the conversion value set forth above through March 13, 2009.

As a result of the fundamental change described above, holders of Convertible Notes have the right, pursuant to the fundamental change repurchase offers described below, to require the Company to repurchase all of their Convertible Notes, or any portion thereof that is a multiple of $1,000 principal amount, in cash, at a repurchase price equal to 100% of the principal amount of the Convertible Notes being repurchased, plus accrued and unpaid interest. Copies of the notices sent to holders of the 1.375% Notes, the 2.50% Notes, and the 3.25% Notes are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and incorporated herein by reference.

On February 27, 2009, Abbott issued a press release announcing the fundamental change repurchase offers. The press release is attached hereto as Exhibit 99.4.

ITEM 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger, the Company notified the New York Stock Exchange (the “NYSE”) on February 26, 2009 that each outstanding Share was converted in the Merger into the right to receive the Merger Consideration, as set forth in Item 2.01 above, which is incorporated herein by reference, and requested that the NYSE file a Form 25 with the Securities and Exchange Commission (the “SEC”) to strike the Shares from listing and registration thereon. On February 27, 2009, the Form 25 was filed by the NYSE with the SEC. On the effective date of the Form 25, the Company will file with the SEC a Form 15 to deregister the Shares under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to suspend the reporting obligations of the Company under Sections 13 and 15(d) of the Exchange Act.

ITEM 3.02.	Unregistered Sales of Equity Securities.

Pursuant to the Top-Up Option, the Purchaser acquired 44,720,768 Shares (the “Top-Up Shares”) for an aggregate purchase price of $983,856,889.99, of which $447,207.68 was paid in cash (which cash amount represents the par value of each purchased Share) and $983,409,682.31 was paid by delivery of a one-year promissory note bearing interest at the rate of 2% per annum and prepayable anytime at the Purchaser’s option. Prior to the exercise of the Top-Up Option, Abbott owned approximately 82.9% of the outstanding Shares. The Top-Up Shares were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration set forth in Section 4(2) of the Securities Act.

ITEM 3.03.	Material Modification to Rights of Security Holders.

In connection with the consummation of the Merger, each Share issued and outstanding immediately prior to the effective time of the Merger (other than Shares owned by the Company, Abbott, the Purchaser or any of their respective subsidiaries and Shares held by dissenting stockholders who properly exercise appraisal rights under the DGCL) was converted into the right to receive the Merger Consideration. At the effective time of the Merger, the Company’s stockholders immediately prior to the effective time of the Merger ceased to have any rights as stockholders in the Company (other than their rights to receive the Merger Consideration) and accordingly no longer have any interest in the Company’s future earnings and growth.

The information set forth in Items 1.01 and 2.04 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of the effective time of the Merger on February 26, 2009, the following directors resigned from the Company board of directors: James V. Mazzo, James O. Rollans, Christopher G. Chavez, Elizabeth H. Dávila, Daniel J. Heinrich, William J. Link, G. Mason Morfit, Michael A. Mussallem, Deborah J. Neff and Robert J. Palmisano.

As of the effective time of the Merger, Thomas C. Freyman, the sole director of the Purchaser immediately prior to the effective time of the Merger, will be the initial director of the Company, the surviving corporation of the Merger.

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 26, 2009, the Company’s certificate of incorporation was amended and restated (the “Amended Charter”), and the name of the Company was changed from Advanced Medical Optics, Inc. to Abbott Medical Optics Inc. Also on February 26, 2009, Amended and Restated Bylaws of the Company (“Amended Bylaws”) were adopted.

The Amended Charter and the Amended Bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

ITEM 8.01	Other Events.

On February 26, 2009, Abbott issued a press release announcing the consummation of the Merger. The press release is attached hereto as Exhibit 99.5.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Abbott Medical Optics Inc., dated as of February 26, 2009.

3.2	Amended and Restated Bylaws of Abbott Medical Optics Inc., adopted as of February 26, 2009.

4.1	Supplemental Indenture, dated as of February 26, 2009, between Abbott Medical Optics Inc. and U.S. Bank National Association, as trustee (relating to the 1.375% Convertible Senior Subordinated Notes).

4.2	Supplemental Indenture, dated as of February 26, 2009, between Abbott Medical Optics Inc. and U.S. Bank National Association, as trustee (relating to the 2.50% Convertible Senior Subordinated Notes).

4.3	Second Supplemental Indenture, dated as of February 26, 2009, between Abbott Medical Optics Inc. and U.S. Bank National Association, as trustee (relating to the 3.25% Convertible Senior Subordinated Notes).

99.1	Fundamental Change Repurchase Notice to holders of Abbott Medical Optics Inc.’s 1.375% Convertible Senior Subordinated Notes due 2025, dated as of February 27, 2009.

99.2	Fundamental Change Repurchase Notice to holders of Abbott Medical Optics Inc.’s 2.50% Convertible Senior Subordinated Notes due 2024, dated as of February 27, 2009.

99.3	Fundamental Change Repurchase Notice to holders of Abbott Medical Optics Inc.’s 3.25% Convertible Senior Subordinated Notes due 2026, dated as of February 27, 2009.

99.4	Press release announcing fundamental change repurchase offers dated February 27, 2009.

99.5	Press release announcing the consummation of the Merger dated February 26, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abbott Medical Optics Inc.

By:	/s/ Aimee S. Weisner
Aimee S. Weisner
Executive Vice President, Administration and Secretary

Date: February 27, 2009

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Abbott Medical Optics Inc., dated as of February 26, 2009.

3.2	Amended and Restated Bylaws of Abbott Medical Optics Inc., adopted as of February 26, 2009.

4.1	Supplemental Indenture, dated as of February 26, 2009, between Abbott Medical Optics Inc. and U.S. Bank National Association, as trustee (relating to the 1.375% Convertible Senior Subordinated Notes).

4.2	Supplemental Indenture, dated as of February 26, 2009, between Abbott Medical Optics Inc. and U.S. Bank National Association, as trustee (relating to the 2.50% Convertible Senior Subordinated Notes).

4.3	Second Supplemental Indenture, dated as of February 26, 2009, between Abbott Medical Optics Inc. and U.S. Bank National Association, as trustee (relating to the 3.25% Convertible Senior Subordinated Notes).

99.1	Fundamental Change Repurchase Notice to holders of Abbott Medical Optics Inc.’s 1.375% Convertible Senior Subordinated Notes due 2025, dated as of February 27, 2009.

99.2	Fundamental Change Repurchase Notice to holders of Abbott Medical Optics Inc.’s 2.50% Convertible Senior Subordinated Notes due 2024, dated as of February 27, 2009.

99.3	Fundamental Change Repurchase Notice to holders of Abbott Medical Optics Inc.’s 3.25% Convertible Senior Subordinated Notes due 2026, dated as of February 27, 2009.

99.4	Press release announcing fundamental change repurchase offers dated February 27, 2009.

99.5	Press release announcing the consummation of the Merger dated February 26, 2009.